CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
CONSOLIDATED STATEMENTS OF OPERATIONS
Revenues	$ 20,992	$ 9,088
Cost of revenues	26,293	11,087
Gross loss	(5,301)	(1,999)
Operating expenses
Research and development	3,089	1,309
Selling, general and administrative	42,851	10,451
Total operating expenses	45,940	11,760
Loss from operations	(51,241)	(13,759)
Other expense, net
Interest expense	13,367	2,983
Loss from change in fair value of warrant liabilities	28,812	20,835
Loss from change in fair value of derivative liability	5,341
Loss from change in fair value of earnout liability	4,183
Gain on extinguishment of debt	(2,194)
Other expense, net	19	76
Total other expense, net	49,528	23,894
Net loss	$ (100,769)	$ (37,653)
Net loss per share, basic and diluted	$ (1.67)	$ (1.25)
Weighted-average shares outstanding, basic and diluted	60,260,156	30,095,634